                         INSIGNIA FINANCIAL GROUP, INC.
                     (FORMERLY INSIGNIA/ESG HOLDINGS, INC.)

I.       SUBSIDIARIES
----------------------
ENTITY                                                                 STATE/COUNTRY OF FORMATION
American Housing, L.L.C.                                                        Delaware
Barnes Morris Pardoe & Foster Management Services, LLC                          Delaware
Beattie Place, LLC                                                              Delaware
Centennial Directives, LLC                                                      Delaware
Commercial IVR, Inc.                                                            Delaware
Construction Interiors, Inc.                                                    Delaware
         (doing business in Illinois as Interior Construction Corp.)
Douglas Elliman, LLC                                                            Delaware
         (formerly DE Acquisition, LLC)
E.S.G. Operating Co., Inc.                                                      New York
Edward S. Gordon Management Corporation                                         New York
FC&S Management Company                                                         Illinois
First Ohio Escrow Corporation, Inc.                                             Ohio
First Ohio Mortgage Corporation, Inc.                                           Ohio
Goldie B. Wolfe & Company                                                       Illinois
I/ESG Kensington Investors, LLC                                                 Delaware
IBTHAI, Inc.                                                                    Delaware
IBT II, Inc.                                                                    Delaware
IBT III, Inc.                                                                   Delaware
IBT IV, Inc.                                                                    Delaware
IBT V, Inc.                                                                     Delaware
IBT VI, Inc.                                                                    Delaware
ICIG 101 Marietta, LLC                                                          Delaware
ICIG Airport Technology, LLC                                                    Delaware
ICIG Bingham, LLC                                                               Delaware
ICIG Brookhaven, LLC                                                            Delaware
ICIG Country Club Manor, L.L.C.                                                 Delaware
ICIG Directives, L.L.C.                                                         Delaware
ICIG Dolphin Village, L.L.C.                                                    Delaware
ICIG Fresh Meadows, L.L.C.                                                      Delaware
ICIG Hillsboro Investors, LLC                                                   Delaware
ICIG Hillsboro Investors II, LLC                                                Delaware
ICIG Lloyd Investors, LLC                                                       Delaware
ICIG Lloyd Investors II, LLC                                                    Delaware
ICIG Mockingbird, L.L.C.                                                        Delaware
ICIG Oakhill Directives, L.L.C.                                                 Delaware
ICIG Parkway Tower, L.L.C.                                                      Delaware
ICIG Peakview Place, LLC                                                        Delaware
ICIG Santa Rosa, LLC                                                            Delaware
IFC Acquisition Corp. I                                                         Delaware
IFC Acquisition Corp. II                                                        Delaware


I.       SUBSIDIARIES
----------------------

ENTITY                                                                          STATE/COUNTRY OF FORMATION

IFS Securities, Inc.                                                            Delaware
         (formerly Insignia Securities, Inc.)
IFS Southland Investors LLC                                                     Delaware
IFSE Holding Co., LLC                                                           Delaware
IIII-ABI Holdings, LLC                                                          Delaware
IIII-BB Holdings, LLC                                                           Delaware
IIII-BSI Holdings, LLC                                                          Delaware
IIII-C&SIRP Holdings, LLC                                                       Delaware
IIII-CCI Holdings, LLC                                                          Delaware
IIII-CMI Holdings, LLC                                                          Delaware
IIII-CYI Holdings, LLC                                                          Delaware
IIII-ERX Holdings, LLC                                                          Delaware
IIII-GSI Holdings, LLC                                                          Delaware
IIII-HDI Holdings, LLC                                                          Delaware
IIII-LNI Holdings, LLC                                                          Delaware
IIII-MCI Holdings, LLC                                                          Delaware
IIII-OSA Holdings, LLC                                                          Delaware
IIII-PFI Holdings, LLC                                                          Delaware
IIII-QRI Holding, LLC                                                           Delaware
IIII-SLI Holdings, LLC                                                          Delaware
IIII-SSI HOLDINGS, LLC (FORMED 12/22/00)                                        DELAWARE
IIII-SRI Holdings, LLC                                                          Delaware
IIII-VVI Holdings, LLC                                                          Delaware
IIII-WI Holdings, LLC                                                           Delaware
IIII-WMI Holdings, LLC                                                          Delaware
IIII-WS Holdings, LLC                                                           Delaware
IPCG, Inc.                                                                      Delaware
         (formerly Insignia-Paragon Commercial Group, Inc.)
         (doing business in Texas and Washington, DC as Insignia/ESG)
         (doing business in Florida as IPCG of Delaware, Inc.)
         (doing business in Arizona as P G Property Services, Inc.)
IVR, Inc.                                                                       Delaware
Insignia/ESG, Inc.                                                              Delaware
         (formerly Insignia Commercial Group, Inc.)
Insignia/ESG of Colorado, Inc.                                                  Delaware
         (formerly Insignia Commercial Group of Colorado, Inc.)
Insignia/ESG Capital Corporation                                                Delaware
Insignia BDR BV                                                                 Dutch
Insignia BV                                                                     Dutch
Insignia Clinton Directives, LLC                                                Delaware
Insignia Commercial Investments Group, Inc.                                     Delaware
Insignia Commercial Management, Inc.                                            Delaware
Insignia Development Company, L.L.C.                                            California
Insignia Development Corporation                                                Texas




I.       SUBSIDIARIES
----------------------

ENTITY                                                                          STATE/COUNTRY OF
FORMATION

Insignia EC Corporation                                                         Delaware
Insignia Financial Services, Inc.                                               Delaware
Insignia GmbH                                                                   Germany
Insignia Hotel Partners Limited                                                 United Kingdom
Insignia Hotels, L.L.C.                                                         Delaware
Insignia Hotels II, L.L.C.                                                      Delaware
Insignia Hotels III, L.L.C.                                                     Delaware
Insignia Hotels IV, L.L.C.                                                      Delaware
Insignia Hotels V, L.L.C.                                                       Delaware
Insignia Hotels VI, L.L.C.                                                      Delaware
Insignia Hotels VII, L.L.C.                                                     Delaware
Insignia Hotels VIII, L.L.C.                                                    Delaware
Insignia Hotels IX, L.L.C.                                                      Delaware
Insignia Hotels X, L.L.C.                                                       Delaware
Insignia Hotels XI, L.L.C.                                                      Delaware
Insignia Internet Initiatives, Inc.                                             Delaware PIC
Insignia Investment Management, Inc.                                            Delaware
Insignia IP Inc.                                                                Delaware PIC
INSIGNIA/ESG NORTHEAST, INC. (FORMED 1/26/01)                                   DELAWARE
Insignia Opportunity Directives, LLC                                            Delaware
Insignia Opportunity Partners                                                   Delaware general partnership
Insignia Opportunity Trust  (REIT)                                              Maryland
Insignia Performance Directives, LLC                                            Delaware
Insignia Performance Partners, L.P.                                             Delaware
Insignia RE Advisors Limited                                                    Ireland
Insignia RE Europe Limited                                                      United Kingdom
Insignia RO, Inc.                                                               Delaware
Insignia Realty Investors, LLC                                                  Delaware
         (formerly Tiffany Reno Exchange, LLC)
Insignia Relocation Management, Inc.                                            Ohio
         (formerly Corporate Relocation Management, Inc.)
Insignia Residential Group, Inc.                                                Delaware
         (formerly Insignia Management Services - New York, Inc.)
Insignia Residential Investment Corporation                                     Delaware
Insignia Richard Ellis Europe Limited                                           United Kingdom
         (see Attachment 1 for Insignia Richard Ellis entities)
Insignia Richard Ellis Limited                                                  United Kingdom
Insignia S.A.                                                                   Belgium
Insignia SpA                                                                    Italy
Insignia Title Agency, Ltd.                                                     Ohio LLC
         (Realty One, Inc. has a 49.9% member  interest)
Insignia (UK) Holdings Limited                                                  United Kingdom
MAP VII Acquisition Corporation                                                 Delaware
Metropolitan Acquisition VII, L.L.C.                                            Delaware
MIP I, LLC                                                                      Delaware
MIP II, LLC                                                                     Delaware


I.       SUBSIDIARIES
----------------------

ENTITY                                                                          STATE/COUNTRY OF FORMATION

Oppenheimer-West Village Properties, Inc.                                       New York
Payroll Services, Inc.                                                          Pennsylvania
RAQZ Corp.                                                                      New York
Realty One, Inc.                                                                Ohio
S.I.A., Inc.                                                                    New York
Secured Investment Corporation                                                  Delaware
Strategic Acquisition Corporation                                               Delaware
         (formerly Insignia Acquisition Corporation)
Washington Village Housing Corporation                                          New York
Westville Properties, Inc.                                                      New York













             NOTE: BOLD REPRESENTS NEWLY FORMED ENTITIES OR CHANGES

                                     MERGERS

o INSIGNIA/ESG, INC. IS THE SURVIVING CORPORATION IN THE MERGERS OF THE FOLLOWING ENTITIES:

          First Clayton Properties Corp.
          Insignia Capital Advisors, Inc.
          Insignia/ESG Hotel Partners, Inc.
          Insignia Retail Group, Inc.
          Insignia/Edward S. Gordon Co., Inc.
          Frain Camins & Swartchild Incorporated
          Barnes Morris Pardoe & Foster, Inc.
          Forum Properties, Inc. (filed in Delaware on 5/12/2000)
          Insignia/ESG of Alabama, Inc. (filed in Delaware on 5/30/00) Insignia/ESG of California, Inc. (filed in Delaware on 5/30/00) Insignia/ESG of Texas, Inc. (filed in Delaware on 5/30/00) Insignia Commercial Group West, Inc. (filed in Delaware on 8/9/00)


o INSIGNIA RESIDENTIAL GROUP, INC. IS THE SURVIVING CORPORATION IN THE MERGERS OF THE FOLLOWING ENTITIES:


          Kreisel Company, Inc. (merger in Delaware effective 3/15/00) Soren Management Inc. (merger in Delaware effective 3/15/00) Insignia Construction Management Services - New York, Inc.
             (merged 5/12/2000)



o O'DONNELL PROPERTY SERVICES, INC. MERGED INTO INSIGNIA COMMERCIAL GROUP WEST, INC. IN DELAWARE ON JUNE 19, 2000; CALIFORNIA FILING OF MERGER IS PENDING

                                  ATTACHMENT 1

Richard Ellis Holdings Limited
Insignia Richard Ellis Financial Holdings Limited
Insignia Richard Ellis Corporate Finance Limited
Richmount Enterprise Zone Managers Limited
Richmount Management Limited
Richmount Underwriting Limited
Richmount Marketing Limited
Insignia Richard Ellis Fund Management Limited
Insignia Richard Ellis Structured Finance Limited
Insignia Richard Ellis Financial Limited
Richard Ellis Limited
R.E.F. Services Limited
Insignia Richard Ellis Gunne (Northern Ireland) Limited
Richard Ellis Gunne Limited
Waresure Limited
Richard Ellis Services Limited
Insignia REFS Holdings Limited
Insignia Richard Ellis Corporate Capital Limited
Richard Ellis (Incorporating Hepper Robinson) Limited
Richard Ellis Midlands Limited
Richard Ellis Regional Limited
Insignia Richard Ellis Jersey Limited
Business Parks Consultancy Limited
Capital and County Properties Limited
Laser Richmount Limited
Insignia REHR Limited
Insignia Richard Ellis Facilities Management Limited
Atlantic Fund Management Limited
Insignia Richard Ellis Isle of Mann Limited
30 Marsh Wall Limited


II.      CO-INVESTMENT ENTITIES/AFFILIATES
------------------------------------------

ENTITY                                                                     STATE OF FORMATION
101 Marietta Street Associates                                                  Georgia
         (owns 101 Marietta)
         (ICIG 101 Marietta, L. L. C. is 10% GP)
1201 Lloyd Associates, LLC                                                      Delaware
         (ICIG Lloyd Investors, LLC is a member)
         (owns 1201 Lloyd Building in Portland, Oregon)
324 John Street Associates, LLC                                                 Delaware
         (Insignia Realty Investors, LLC is a member)
Allied Distribution Associates LLC                                              Delaware
         (Jersey State Investors LLC has a 100% interest)
Bingham Partners, L.P.                                                          Delaware
         (ICIG Bingham LLC is GP)
         (cannot dissolve due to open issues)
Bluffs Investors, LLC
         (Insignia Residential Investment Corporation has 5% interest) (100%
         interest in Bluffs Manager, LLC, which has 100%
          interest in Bluffs Apartments, LLC, which owns The Bluffs Apartments, located in Covington, KY)
Boutique Hotel Company, LLC                                                     Delaware
         (Insignia Hotels, L.L.C. has a 1% interest)
         (Insignia Hotels II, L.L.C. has a 14% interest)
Boutique Hotel Company - Beverly Hills, LLC                                     Delaware
         (Insignia Hotels IV, L.L.C. is the Manager)
Boutique Hotel Company - Carmel, LLC                                            Delaware
         (Boutique Hotel Company, L.L.C. has 100% interest)
Boutique Hotel Company - Long Beach, LLC                                        Delaware
         (Boutique Hotel Company, L.L.C. has 100% interest)
Boutique Hotel Company - L'Auberge De Sedona, LLC                               Delaware
         (Insignia Hotels X, L.L.C. is the Manager)
         (formed for the L'Auberge Hotel co-investment which did not close)
Boutique Hotel Company - Los Laureles, LLC                                      Delaware
         (Insignia Hotels VI, L.L.C. is the Manager)
Boutique Hotel Company - Westward Look, LLC                                     Delaware
         (Insignia Hotels VI, L.L.C. is the Manager)
         (owner of Westward Look Resort, located in Tuscon, Arizona)
Brickyard Investors, L.P.                                                       Delaware
         (owns Airport Technology Center)
         (ICIG Airport Technology, LLC is a 19% GP)
Clayton Investors Associates LLC
         (owns Clayton Properties)
         (First Clayton Properties, L. P. is 20% Member)
Clinton Street Investors, L.L.C.                                                Delaware
         (owns 1001 S. Clinton in Chicago, IL)
         (Insignia Clinton Directives, LLC is 1% managing member)
         (Insignia Realty Investors, LLC is 9% member)
Cornerway San Antonio GP, L.L.C.                                                Texas
         (Insignia Commercial Investments Group, Inc. is the
         3.2% managing member)
         (Acts as 1% general partner of Cornerway San Antonio, Ltd.)




II.      CO-INVESTMENT ENTITIES/AFFILIATES (CONTINUED)
------------------------------------------------------

ENTITY                                                                   STATE OF  FORMATION

Cornerway San Antonio, Ltd.                                                     Texas
         (Insignia Commercial Investments Group, Inc. has
         a 3.168% limited partner  interest)
         (Owns 1610 Cornerway, located in San Antonio, Texas)
         (Cornerway San Antonio GP, L.L.C. is the 1% gp)
Country Club Manor, L.L.C.                                                      Delaware
         (owns Country Club Manor)
         (ICIG Country Club Manor, L.L.C. is 10% managing member)
         (Strategic Performance Fund - II, Inc. is 90% managing member)
DECO,    LLC Delaware (Douglas Elliman has 50% member interest) (formed as co-investment with Corcoran MLS Holdings, LLC for multiple listing services in Manhattan, New York)
Dallas RPFIV Campbell Centre Associates Limited Partnership                     Delaware
         (owns Campbell Centre I and II)
         (IFC Acquisition Corp I is a 5.94% LP)
Eagle Rock Associates LLC                                                       Delaware
         (Jersey State Investors, LLC has 100% interest)
Forest Center Associates LLC                                                    Delaware
         (Jersey State Investors LLC has 100% interest)
First Clayton Properties, L.P.                                                  Delaware
         (acts as 20% Member of Clayton Investors Associates LLC)
         (I/ESG has 99% LP interest)
         (ICIG is 1% GP)
Fresh Meadows Development, L.L.C.                                               Delaware
         (owns Fresh Meadows)
         (ICIG Fresh Meadows, LLC is 35% Managing Member)
Glades Plaza, L. P.                                                             Delaware
         (owns Boca Glades)
         (ICIG Directives, LLC is a 0.1% GP)
         (Insignia/ESG, Inc. is a 19.9% LP)
Hiawassee Oak Partners, L. P.                                                   Delaware
         (owns Oakhill Village)
         (ICIG Oakhill Directives, LLC is 0.3% GP)
         (Insignia/ESG, Inc. is 29.7% LP)
Jersey State Investors, LLC                                                     Delaware
         (Insignia Realty Investors, LLC has 10% interest)
Kifer Road, LLC
         (cannot dissolve due to open issues)
KR Management Corp.                                                             Delaware
         (wholly owned by Bingham Partners, L.P.)
         (cannot dissolve due to open issues)
Mockingbird Associates, L. P.                                                   Delaware
         (owns 1111 W. Mockingbird)
         (ICIG Mockingbird, L.L.C. is 10% General Partner)




II.      CO-INVESTMENT ENTITIES/AFFILIATES (CONTINUED)
------------------------------------------------------

ENTITY                                                                   STATE OF  FORMATION

NWP Houston Business Center GP, L.L.C.                                          Texas
         (Insignia Commercial Investments Group, Inc. has a 5%
         managing member interest)
         (Acts as general partner of NWP Houston Business Center, Ltd.)
NWP Houston Business Center, Ltd.                                               Texas
         (owns 7100 Business Park Drive in Houston, Texas)
         (NWP Houston Business Center GP, L.L.C. is the 1% gp)
OfficeScape Associates LLC                                                      Delaware
         (Jersey State Investors LLC has 100% interest)
Pacific Opportunities, L.L.C.                                                   Delaware
         (Insignia Realty Investors, LLC has a 62% interest)
Pacific State Investors, LLC                                                    Delaware
         (IFSAcquisition, LLC has a 1% interest)
         (Pacific Opportunities, L.L.C. has a 39.5% interest)
Parkway Tower, L.L.C.                                                           Delaware
         (owns Parkway Tower)
         (ICIG Parkway Tower is 10% managing member)
         (Strategic Performance Fund - II, Inc. is 90% managing member)
Princeton Pike Associates LLC                                                   Delaware
         (Jersey State Investors LLC has 100% interest)
Prudential Alliance LLC
         (ICIG is 10% member)
River Drive Center Associates LLC                                               Delaware
         (Jersey State Investors LLC has 100% interests)
St. Louis RPFIV Associates Limited Liability Company
         (owns Gateway on the Mall)
         (IFC Acquisition Corp. is 10% non-managing member)
Santa Rosa, L.L.C.                                                              Delaware
         (owns Santa Rosa Corporate Center)
         (ICIG Santa Rosa, L.L.C. is 10% managing member)
Serramonte Plaza Associates, LLC                                                Delaware
         (Serramonte Plaza Investors, LLC has 100% interest)
Serramonte Plaza Central Partners, LLC                                          Delaware
         (Serramonte Plaza Holdings, LLC has 100%  interest)
Serramonte Plaza Holdings, LLC                                                  Delaware
         (Serramonte Plaza Investors, LLC has 100% interest)
Serramonte Plaza Investors, LLC                                                 Delaware
         (IFC Acquisition Corp. II has a 1% interest)
         (Insignia Realty Investors, LLC has a 9% interest)
Sleepy Lake Partners, L.P.                                                      Delaware
         (owns Village Plaza Shopping Center)
         (ICIG Directives, L.L.C. is 0.2% GP)
         (Insignia/ESG, Inc. is 19.8% LP)
State Road Associates LLC                                                       Delaware
         (Jersey State Investors LLC has 100% interest)




II.      CO-INVESTMENT ENTITIES/AFFILIATES (CONTINUED)
------------------------------------------------------

ENTITY                                                                   STATE OF  FORMATION

Valley Forge Associates, LLC                                                   Delaware
         (IFS Acquisition LLC II is the managing member)
         (entity formed for co-investment but did not close)
         (will keep entity for future deal)
W9/FIG Plaza Realty, LLC
         (owns Fig. Plaza;  IFC Acquisition Corp. I is a 10% Member)
West Palm Beach Hotel Investors, LLC                                            Delaware


III.     DEVELOPMENT ENTITIES
-----------------------------

ENTITY                                                                    STATE OF FORMATION

ICIG Gateway Commerce, Ltd.                                                     Texas
         (has interest in ICIG Gateway-Fullerton Joint Venture, which has 30%
         LP interest in GEBAM-Insignia Funding, L.P., which is a LP in
         Fullerton Industrial, L.P., owner of 444 Lambert Road)
         (ICIG Directives, LLC is .5% GP)
ICIG One Telecom, Ltd.                                                          Texas
         (owns interests in One Telecom Building)
         (Insignia/ESG is 92% limited partner)
         (ICIG Directives, L.L.C. is .5% managing general partner)
Lambert Road, L.P.                                                              Delaware
         (has interest in ICIG Gateway - Fullerton Joint Venture)
         (Insignia/ESG, Inc. is 99% lp)
         (ICIG is 1% GP)
Peakview Place, L.P.                                                            Delaware


IV.     DISSOLVED ENTITIES
--------------------------

SUBSIDIARIES

ENTITY                                                           STATE OF FORMATION  DATE DISSOLVED

FMG Acquisition I, L.L.C.                                              Delaware         3/31/99
Gordon Advisors, Inc.                                                  New York         9/27/99
Insignia/ESG Capital Corporation (old one)                             Delaware         4/7/99
ICIG Northpoint , LLC                                                  Delaware         4/15/99
I/ESG Kensington Funding, LLC                                          Delaware         6/17/99
IIII-MDUBB Holdings, LLC                                               Delaware         3/28/00
ERX Employee Corp.                                                     Delaware         12/31/99
ERX Operating Company, LLC                                             Delaware         12/27/99
Edward S. Gordon Company of Conn., Inc.                                Connecticut      12/10/99
IIII-IVR HOLDINGS, LLC                                                 DELAWARE         12/18/00
Insignia/Edward S. Gordon Company of Long Island LLC                   New York         12/31/99
Insignia Rooney Management, Inc.                                       Delaware         4/20/00
Lynch Murphy Walsh & Partners, LLC                                     Delaware         4/20/00
Property Consulting Services, Inc.                                     Delaware         4/6/00
RAC Acquisition, LLC                                                   Delaware         4/6/00
RJN Corporation                                                        Delaware         4/6/00
Rostenberg-Doern Management Corp.                                      New York         4/24/00


IV.      DISSOLVED ENTITIES (CONT'D)
------------------------------------

CO-INVESTMENT ENTITIES/AFFILIATES

ENTITY                                                           STATE OF FORMATION      DATE DISSOLVED

BINGHAM GARDENA, LLC                                                   DELAWARE              12/22/00
BINGHAM PROPERTY FOUR, L.L.C.                                          DELAWARE              12/22/00
BINGHAM PROPERTY FIVE, L.L.C.                                          DELAWARE              12/22/00
Brookhollow Associates, L.P.                                           Delaware              5/4/99
CENTRE POINT PLAZA INVESTORS, LLC                                      DELAWARE              12/18/00
Courtyard Plaza Associates, L.P.                                       Delaware              8/11/00
DEANZA I, L. L.C.                                                      DELAWARE              12/22/00
DEANZA II, L.L.C.                                                      DELAWARE              12/22/00
FULLERTON INDUSTRIAL, L.P.                                             DELAWARE              12/18/00
GREAT AMERICAN TOWER LLC                                               DELAWARE              12/26/00
ICIG Fresh Meadows II, LLC                                             Delaware              4/5/99
ICIG New Orleans, LLC                                                  Delaware              7/16/99
MILPITAS, L.P.                                                         CALIFORNIA            PENDING
Nashpike Partners, L.P.                                                Delaware              5/4/99
NORTHPOINT PARTNERS, L. P.                                             DELAWARE              12/22/00
Scottsdale Property Two, L.L.C.                                        Delaware              4/21/99
